UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant		☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Peoples Bancorp Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

PEOPLES BANCORP INC.
ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 27, 2017
10:00 a.m., Eastern Daylight Saving Time

Lafayette Hotel
101 Front Street
Marietta, OH 45750

To obtain directions to attend the Annual Meeting of Shareholders and vote in person, please call Investor Relations at 740-374-6136.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on April 27, 2017.
Notice is hereby given that the Annual Meeting of Shareholders of Peoples Bancorp Inc. (“Peoples”) will be held at the Lafayette Hotel, 101 Front Street, Marietta, OH 45750 on Thursday, April 27, 2017 at 10:00 a.m., Eastern Daylight Saving Time.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice of Annual Meeting of Shareholders and Proxy Statement and the 2016 Annual Report to Shareholders are available at www.proxydocs.com/pebo
If you want to receive a paper copy or an e-mail with links to the electronic proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 15, 2017 to facilitate timely delivery.

Matters intended to be acted upon at the Annual Meeting are listed below.
The Board of Directors of Peoples Recommends a Vote “FOR” All Director Nominees Listed In Item No. 1, and “FOR” the Proposals in Item No. 2 and Item No. 3.
1. Election of directors for a three-year term expiring in 2020
01 Tara M. Abraham     02 James S. Huggins    03 Brooke W. James
2. Advisory resolution to approve the compensation of Peoples' named executive officers as disclosed in the Proxy Statement for the 2017 Annual Meeting of Shareholders.
3. Ratification of the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2017.

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:
www.proxypush.com/pebo

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT)
on April 26, 2017.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions provided to vote your proxy.
Your Internet vote authorizes the named proxies to vote your common shares in the same manner as if you marked, signed, dated and returned your proxy card.
To request paper copies of the proxy materials, which include the proxy card, the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2016 Annual Report to Shareholders, please contact us via:

:	Internet/Mobile - Access the Internet and go to www.investorelections.com/pebo. Follow the instructions to log in, and order copies.

(	Telephone - Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

*	E-mail - Send us an e-mail at paper@investorelections.com with “pebo Materials Request” in the subject line.
The e-mail must include:

•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed proxy materials via mail -or- to receive an e-mail with links to the electronic proxy materials.

•	If you choose e-mail delivery, you must include the e-mail address.

•	If you would like this election to apply to the delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the e-mail.